UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 18, 2019

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936 (Commission File Number)	13-3637458 (IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City

Shouguang City , Shandong Province 262700

The People’s Republic of China

(Address of principal executive offices and zip code)

+86 (536) 567-0008

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	NASDAQ Global Select Market

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 18, 2019, Gulf Resources, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.  Election of Directors

All of the following seven nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Ming Yang	26,180,272	--	3,403,304	12,220,189
Xiaobin Liu	26,174,486	--	3,409,090	12,220,189
Naihui Miao	26,180,302	--	3,403,274	12,220,189
Shengwei Ma	26,409,349	--	3,174,227	12,220,189
Yang Zou	26,178,802	--	3,404,774	12,220,189
Shitong Jiang	26,175,486	--	3,408,090	12,220,189
Tengfei Zhang	26,179,802	--	3,403,774	12,220,189

2.  Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Morison Cogen LLP as the independent auditors of the Company for the fiscal year ended December 31, 2019, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
39,503,109	1,255,942	1,044,714	--

3.  Approval of Reverse Stock Split

Stockholders approved the Reverse Stock Split, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
36,677,726	5,022,490	103,549	--

4.   Approval of Gulf Resources, Inc. 2019 Omnibus Equity Incentive Plan

Stockholders approved the Gulf Resources, Inc. 2019 Omnibus Equity Incentive Plan, in accordance with the voting results listed below:

For	Against	Abstain	Broker Non-Votes
23,587,249	5,922,056	74,271	12,220,189

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

Dated: December 18, 2019